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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 3, 1996 (December 11,
1995)


BRESLER & REINER, INC.
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(Exact name of registrant as specified in its charter)


Delaware                    0-6201                 52-0903424
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(State or other             (Commission           (IRS Employer
jurisdiction of             File Number)     Identification No.)
incorporation)


401 M Street, S.W., Waterside Mall, Washington, DC 20024
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (202) 488-8800
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Index to Exhibits begins on page 4.

Page 1 of 5 pages.
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     Item 1.  Changes in Control of Registrant.
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     (b)  On August 1, 1988, the Registrant entered into a Shareholders
Agreement (the "Agreement") with Charles S. Bresler, Chief Executive Officer and Chairman of the Board of Directors of the Registrant, and Burton J. Reiner, President and a director of the Registrant. The terms of the Agreement were described in a report on Form 8-K filed by the Registrant on August 25, 1988.

          On December 11, 1995, the parties to the Agreement entered into a Termination Agreement, terminating the Agreement effective immediately.

     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

     (c)  Exhibits.  The Index to Exhibits begins on page 4.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BRESLER & REINER, INC.
                                     (Registrant)


                                     By:  /S/ Charles S. Bresler
                                         ---------------------------
                                         Charles S. Bresler,
                                         Chief Executive Officer


DATE:  May 3, 1996

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                               INDEX TO EXHIBITS
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Exhibit 28 - Additional Exhibits                              Page
                                                              ----
     A.   Termination Agreement by
          and between Charles S. Bresler,
          Burton J. Reiner and Bresler &
          Reiner, Inc. dated December 11,
          1995.                                                  5

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